UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	November 4, 2011

RF INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)

7610 Miramar Road, Bldg. 6000 San Diego, California 92126-4202 (Address of Principal Executive Offices) (858) 549-6340 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07                      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Annual Meeting of Stockholders

The Annual Meeting of stockholders of RF Industries, Ltd. (“we,” “us,” “our” or the “Company”) was held on November 4, 2011.  We filed our definitive proxy statement in connection with the Annual Meeting with the Securities and Exchange Commission on September 21, 2011 (which can be viewed at: www.sec.gov).

Our stockholders acted upon the following proposals at the Annual Meeting:

•
Proposal I: a proposal to elect each of Marvin H. Fink, Howard F. Hill, William L. Reynolds, Darren Clark, David Sandberg and J. Randall Waterfield to serve on our board of directors until the 2012 Annual Meeting of stockholders;

•	Proposal II: a proposal to approve an amendment to our Articles of Incorporation to decrease the number of the Company's authorized shares of common stock from 200,000,000 shares to 20,000,000 shares;

•
Proposal III: a proposal to approve an amendment to our Articles of Incorporation to delete Article XI, the provision requiring stockholders, when voting their shares of common stock, to allocate their votes among director nominees; and

•	Proposal IV: a proposal to ratify the selection of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2011.

Voting Results

Proposal I: the results with respect to the election of directors were as follows:

Name of Director	“FOR” votes	“WITHHELD” votes
Marvin H. Fink	3,860,424	564,269
Howard F. Hill	3,871,997	552,696
William L. Reynolds	3,695,051	729,642
Darren Clark	4,096,452	328,241
David Sandberg	4,076,276	348,417
J. Randall Waterfield	4,070,893	353,800

In addition, there were 2,310,556 broker non-votes in connection with this proposal.

Proposal II: the approval of an amendment to our Articles of Incorporation to decrease the number of the Company's authorized shares of common stock from 200,000,000 shares to 20,000,000 shares, was approved with  6,696,641 “FOR” votes, 26,445 “AGAINST” votes and 12,163 “ABSTAIN” votes.  There were no broker non-votes in connection with this proposal.

Proposal III: the approval of an amendment to our Articles of Incorporation to delete Article XI, the provision requiring stockholders, when voting their shares of common stock, to allocate their votes among director nominees, was approved with 3,925,828 “FOR” votes, 490,465 “AGAINST” votes and 8,400 “ABSTAIN” votes.  In addition, there were 2,310,556 broker non-votes in connection with this proposal.

Proposal IV: the ratification of J.H. Cohn LLP, as our independent registered public accounting firm for the fiscal year ending October 31, 2011, was approved with 6,473,652 “FOR” votes, 127,204 “AGAINST” votes and 134,393 “ABSTAIN” votes.  There were no broker non-votes in connection with this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 10, 2011	By: /s/ Howard Hill Howard Hill Chief Executive Officer